UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2005

                                AJS BANCORP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

          Federal                      000-33405                36-4485429
 ---------------------------       -------------------       ------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


14757 South Cicero Avenue, Midlothian, Illinois                         60445
-----------------------------------------------                        --------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (708) 687-7400
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.   Entry into a Material Definitive Agreement.
             ------------------------------------------

On April 19, 2005, the Board of Directors of A.J. Smith Federal Savings Bank ("Bank") approved the adoption of the 2005 Retirement Plan For Outside Directors and the reinstatement of the Retirement Plan for Inside Directors. A. J. Smith Federal Savings Bank froze both the Retirement Plan For Outside Directors and the Retirement Plan for Inside Directors in December 2004 pending the final interpretation of the American Jobs Creation Act of 2004 ("Act"). The Bank has since revised the Retirement Plan For Outside Directors to comply with the Act and denominated it the 2005 Retirement Plan For Outside Directors. The Retirement Plan for Inside Directors needed no revision, therefore it was reinstated with no changes. Said plans are included as an exhibit.

Item 2.02    Results of Operations and Financial Condition
             ---------------------------------------------

The Company announced its March 31, 2005 financial results by release. The press release dated April 19, 2005 is included as an exhibit.

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

(a)          Financial Statements of businesses acquired. Not Applicable.

(b)          Pro forma financial information. Not Applicable.

(c)          Exhibits.

             The following Exhibits are attached as part of this report:

             99.1     2005 Retirement Plan for Outside Directors.
             99.2     Retirement Plan for Inside Directors.
             99.3 Press release dated April 20, 2005, announcing the results of operations for AJS Bancorp, Inc. for March 31, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            AJS BANCORP, INC.



DATE:  April 21, 2005                       By: /s/ Lyn G. Rupich
                                            ---------------------
                                            Lyn G. Rupich
                                            President